                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCNAGE ACT OF 1934

            DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) 3/10/06


                                  VERITEC, INC.
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               (Exact Name of Registrant as Specified in Charter)


   Nevada                                   000-15113                                   95-3954373
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  (State or Other Jurisdiction              (Commission File Number)                    (IRS Employer
        Incorporation)                                                                 Identification No.)

         2445 Winnetka Avenue North, Golden Valley, MN                              55427
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         (Address of Principal Executive Offices)                                 (Zip Code)

Registrant's telephone number, including area code  (763) 253-2670


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      [ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4 (C) under the Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP

On December 16, 2005, the United States Bankruptcy Court for the District of Minnesota entered an order converting the registrant from the Chapter 11 proceeding to a proceeding under Chapter 7 of the Bankruptcy Code (Bankruptcy No. 05-41161).

On March 8, 2006, the United States Bankruptcy Court for the District of Minnesota has entered an order reconverting the registrant back to Chapter 11 Debtor in Possession.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 10th, 2006                  By:   /s/ Van Thuy Tran
                                             ----------------------------------
                                         Its  CEO/President